Patrick G, Kidney Transplant Recipient July 31, 2024 Q2 2024 Financial and Business Presentation

These slides and the accompanying oral presentation contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this presentation, including statements regarding the future financial position of CareDx®, Inc. (together with its subsidiaries, “CareDx” or the “Company”), including financial targets and expectations, business strategy, and plans and objectives for future operations, are forward-looking statements. The words "believe," "may," "will," "potentially," "estimate," "continue," "anticipate," "intend," "could," "should," "would," "project," "plan," "target," "contemplate," "predict," "expect," and the negative and plural forms of these words and similar expressions are intended to identify that CareDx has based these forward-looking statements on its own estimates and assumptions and its current expectations and projections about future events. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those contained in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the U.S. Securities and Exchange Commission (the "SEC") on February 28, 2024, the Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2024, filed with the SEC on May 9, 2024 and the Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2024, to be filed with the SEC on or about July 31, 2024. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation are inherently uncertain and may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Accordingly, you should not rely upon forward- looking statements as predictions of future events. CareDx undertakes no obligation to update publicly or revise any forward-looking statements for any reason after the date of this presentation or to conform these statements to actual results or to changes in CareDx’s expectations. These slides and the accompanying oral presentation contain certain non-GAAP financial measures, which are provided to assist in an understanding of the business and performance of CareDx. These measures should always be considered only as a supplement to, and not as superior to, financial measures prepared in accordance with GAAP. Please refer to the Appendix included in these slides for a reconciliation of the non-GAAP financial measures included in these slides and the accompanying oral presentation to the most directly comparable financial measures prepared in accordance with GAAP. Further information regarding our non-GAAP financial measures can be found in our filings with the SEC. Certain data in this presentation was obtained from various external sources, and neither the Company nor its affiliates, advisers or representatives has verified such data with independent sources. Accordingly, neither the Company nor any of its affiliates, advisers or representatives makes any representations as to the accuracy or completeness of that data or undertakes any obligation to update such data after the date of this presentation. Such data involves risks and uncertainties and is subject to change based on various factors. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the products or services of the Company. Safe Harbor Statement 2

Cash flow positive, adjusted EBITDA positive • Reported total revenue of $92.3 million, an increase of 31% year-over-year. • Grew Testing Services volume to 43,700 tests, an increase of 17% year-over-year. • Reported GAAP net loss of $1.4 million, non-GAAP net income of $13.6 million, and positive adjusted EBITDA of $12.9 million, a significant improvement from the second quarter 2023. • Generated $18.9 million in cash from operations. Ended the quarter with cash, cash equivalents, and marketable securities of approximately $228.9 million, with no debt. • Raised 2024 guidance for annual revenue to $320 to $328 million and adjusted EBITDA to a gain of $9 to $15 million. • In the first half of 2024, expanded coverage by 27 million lives nationwide. • Published SHORE study data demonstrating that HeartCare® outperforms dd-cfDNA alone in identifying allograft rejection. • Nature Medicine publication validates CareDx AlloView AI-enabled risk prediction model and demonstrates AlloSure® Kidney detects subclinical rejection in stable patients. Q2 2024 Financial and Business Highlights Kristin J, Stem Cell and Double Lung Recipient 3

Business Highlights

Most Extensive Prospective Study of its Kind Demonstrates Clinical Value of HeartCare Over dd-cfDNA Alone

Journal of Heart and Lung Transplantation: Key Findings

HeartCare outperforms dd-cfDNA alone in detecting rejection[1]

Patients experienced excellent outcomes with fewer biopsies[1]

SHORE (Surveillance in HeartCare Outcomes Registry) Study Details
Largest heart transplant study of its kind
Observational, prospective study
67 transplant centers across the US
Over 2,700 patients
Encompasses over 11,000 patient visits

Study end points:
- Survival and graft function
- Reduction in surveillance biopsies

1. Khush K, Hall S, Kao A, et al. Surveillance with Dual Non-invasive Testing for Acute Cellular Rejection After Heart Transplantation: Outcomes from the Surveillance HeartCare Outcomes Registry (SHORE). *The Journal of Heart and Lung Transplantation.* May 15, 2024.

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CareDx®

HeartCare Outperforms dd-cfDNA Testing Alone in Identifying Allograft Rejection

Test Results Paired with EMB-Proven Acute Cellular Rejection.[1]


AlloSure Heart
Positive
Negative
4.3%
9.2%
1.5%
1.9%
Negative
Positive
AlloMap Heart

HeartCare® Better Identifies Acute Cellular Rejection (ACR)[1]

Dual Positive HeartCare Results Associated with the Highest Incidence of ACR[1]

HeartCare Supports Patient Risk Stratification Strategies

Samples: N=6363


AlloMap Heart
Immune Activation/ Quiescence
HeartCare
Comprehensive View of Graft Injury and Immune Quiescence
AlloSure Heart
Graft Injury

1. Khush K, Hall S, Kao A, et al. Surveillance with Dual Non-invasive Testing for Acute Cellular Rejection After Heart Transplantation: Outcomes from the Surveillance HeartCare Outcomes Registry (SHORE). *The Journal of Heart and Lung Transplantation*. May 15, 2024.

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CareDx®

HeartCare Patients Experienced Excellent Two-Year Outcomes with Fewer Biopsies

Follow-up endomyocardial biopsy rate (EMB) following HeartCare results.[1]	8.8%	14.2%	22.8%	35.4%
AlloMap Heart	−	+	−	+
AlloSure Heart	−	−	+	+

- Follow-up EMBs are performed at lower rate following a dual negative HeartCare Results and highest rate following a dual positive HeartCare result.
- The rate of biopsies performed in response to a single positive result is 56% lower than dual-positive HeartCare results

Reduction in Biopsies Over Time 2017-2021[1]



1 Year Post Transplant
2 Year Post Transplant
-10%
-40%

Outcomes 2 Years Post-Transplant[1]

- 95% Survival Rate
- 97% Normal Graft Function

1. Khush K, Hall S, Kao A, et al. Surveillance with Dual Non-invasive Testing for Acute Cellular Rejection After Heart Transplantation: Outcomes from the Surveillance HeartCare Outcomes Registry (SHORE). *The Journal of Heart and Lung Transplantation.* May 15, 2024.

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CareDx®

Nature Medicine Publication Validates AlloView and Demonstrates Utility of AlloSure Kidney

Nature Medicine: Key Findings

- Validates AlloView AI-enabled risk prediction model
- Surveillance monitoring with AlloSure and AlloView improves detection of all types of allograft rejection
- AlloSure detected subclinical rejection in clinically stable patients
- AlloSure dd-cfDNA levels elevated prior to biopsy proven rejection and declined in response to treatment

Paris Institute for Transplantation and Organ Regeneration Study Details

- Largest kidney transplant study of its kind
- Large-scale real-world study
- 14 transplant centers across the US and Belgium
- Over 2,882 patients

Objective:
Assess the role of AlloSure dd-cfDNA and an AI enabled risk prediction model, AlloView, that incorporates AlloSure to improve detection, characterization, and treatment of kidney transplant rejection.

1. Aubert, O., Ursule-Dufait, C., Brousse, R., et al. Cell-Free DNA for the detection of kidney allograft rejection. *Nat Med* (2024). https://doi.org/10.1038/s41591-024-03087-3

8 CareDx®

Nature Medicine Study Shows AlloSure Kidney is Leading Indicator of Rejection AlloSure dd-cfDNA Levels Elevated Prior to Biopsy Proven Rejection and Declined in Response to Treatment1 AlloSure increase for patients prior to de novo biopsy proven rejection (n=89) Prior to Rejection Following Treatment AlloSure decrease for patients with successfully treated rejection (p<0.0001) (n=89) Monitoring with AlloSure Kidney Improves the Detection of All Types of Rejection1 Association with antibody- mediated rejection (n=192 rejections) Association with T-Cell-mediated rejection (n=51 rejections) In stable patients (n=80 rejections) <0.0001 <0.0001 <0.0001 PAdjusted Odds Ratio 1. Aubert, O., Ursule-Dufait, C., Brousse, R., et al. Cell-Free DNA for the detection of kidney allograft rejection. Nat Med (2024). https://doi.org/10.1038/s41591-024-03087-3 9 1.0 2.0 Biopsy 1 Biopsy 2 M e an A ll o Su re No rejection Rejection 1.6 0.77 Biopsy 1 Biopsy 2 M e an A ll o Su re Rejection No rejection -0.5 0 0.5 1 1.5 2 2.5 3 3.5

Financial Highlights

Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Achieved Fourth Consecutive Quarter of Testing Services Volume Growth Across All Organs 49.9k 37.5k 38.4k 39.9k 42.1k 43.7k +2% Year-Over-Year Growth in Q2 1 +4% +6% +4% +17% 1. Drop in Testing Services volume from Q1 2023 to Q2 2023 due to the impact of Billing Article introduced in March 2023. 11

Q2 2024 Adjusted Revenue Adjusted Testing Services Revenue Up Over 20% Year-Over-Year Driven by Strong Volume Growth Q2 2023 Adjusted Revenue $13.2 Reported Adjusted $70.9 $57.7 $5.6 Reported Adjusted $53.4 $47.8 $47.8 $57.7 Q2 2023 Q2 2024 Year-Over-Year Adjusted Revenue +21% in m ill io ns U SD Tests performed in prior periods1,2 Tests performed in prior periods1 1. Adjusted for revenue associated with tests performed in prior periods. 2. Includes $7.8M in Medicare revenue associated with AlloSure Kidney tests pertaining to Q1 2023 that the Company submitted in Q2 2023, as disclosed previously. 12

Strong Year-Over-Year Revenue Growth Across Other Businesses 13 $7.9 $10.6 Q2 2023 Q2 2024 Products +35% in m ill io ns U SD $9.0 $10.7 Q2 2023 Q2 2024 Patient and Digital Solutions +19% in m ill io ns U SD

-$10.4 -$16.0 in m ill io ns U SD Q2 2023 in m ill io ns U SD Q2 2024 1. Adjusted for revenue associated with tests performed in prior periods. 2. Includes $7.8M in Medicare revenue associated with AlloSure Kidney tests pertaining to Q1 2023 that the Company submitted in Q2 2023, as disclosed previously. Revenue Growth Drives Improved Adjusted EBITDA 14 $5.61,2 $12.9 -$0.3 $13.21 Reported Adjusted for tests performed in prior periods Reported Adjusted for tests performed in prior periods

Revenue Guidance of $324M at the Mid-Point 15 $13 $10 $15 $7 Prior Guidance May 2024 Tests performed in prior periods1 Testing Services Volume Products & Patient and Digital Solutions Revised Guidance2 $278M $324M in m ill io n s U S D Driven by Topline Growth Across Businesses 1. Revenue associated with tests performed in prior periods. 2. 2024 baseline revenue at ~$310M at the mid-point excluding the revenue associated with tests performed in periods prior to 2024. ASP Expansion

Revised 2024 Guidance 16 Guide Assumptions May 2024 July 2024 Total Revenue $274M – $282M Testing Services • Low double-digit growth for Testing Services based on annualized actual testing services revenue for the fourth quarter 2023 • Other previously reported assumptions remain unchanged1 Products • High single-digit growth year-over-year Patient and Digital Solutions • Mid single-digit growth year-over-year $320M – $328M Testing Services • Volume to grow high teens and revenue to grow in mid twenties year-over-year in second half of 2024 • Revenue to outpace volume growth driven by ASP expansion • No change to Medicare coverage Products • High teens growth year-over-year Patient and Digital Solutions • Low double-digit growth year-over-year Non-GAAP Gross Margin 63% – 65% Expected to be at the high end of the range Driven by improvement in Testing Services gross margin 67% – 68% Driven by continued improvement in Testing Services gross margin Adjusted EBITDA Gain (Losses) ($14M – $24M) Improved top-line and gross margin assumptions $9M – $15M Improved top-line and gross margin assumptions 1. No change in Medicare coverage. No incremental revenue assumed from new private payer coverage decisions or one-time benefits associated with collections.

Appendix 18

Reconciliation of Adjusted EBITDA Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 GAAP Net Loss (25.0) (23.5) (118.1) (16.7) (1.4) Stock-based compensation expense 12.7 12.7 10.0 13.3 13.2 Unrealized loss (gain) on investments (0.1) 0.3 - - - Realized gain on investments - - (1.5) - - Acquisition related amortization of purchased intangibles 1.6 1.6 1.7 1.7 1.6 Acquisition related fees and expenses - 0.3 0.1 0.0 0.0 Change in estimated fair value of contingent consideration 0.1 1.2 0.9 0.3 0.2 Restructuring 0.8 0.0 1.5 (0.0) 0.1 Litigation expense - - 96.3 - - Other charges (gain) 0.0 (2.1) - - 0.0 Tax effect related to amortization of purchased intangibles (0.1) (0.1) (0.1) (0.1) (0.1) Non–GAAP Net Income (Loss) (9.9) (9.6) (9.3) (1.4) 13.6 Interest income (2.9) (3.2) (3.2) (2.9) (2.8) Income tax expense (benefit) 0.1 (0.2) 0.3 0.0 0.1 Depreciation expense 2.1 2.0 2.0 2.2 1.9 Other expense (income), net 0.3 (0.0) (0.1) 0.3 0.1 Adjusted EBITDA (10.4) (10.9) (10.3) (1.9) 12.9 in millions USD 19

Reconciliation of Non-GAAP Gross Margin Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Revenue 70.3 67.2 65.6 72.0 92.3 GAAP Cost of Revenue 25.9 24.5 25.8 25.9 28.0 GAAP Gross Profit 44.4 42.7 39.8 46.1 64.3 GAAP Gross Margin % 63% 64% 61% 64% 70% Non-GAAP Expense: Stock-based compensation expense (1.1) (1.1) (0.9) (1.1) (0.9) Restructuring (0.0) 0.0 (0.2) 0.0 (0.0) Acquisition related amortization of purchased intangibles (1.0) (1.0) (1.0) (1.0) (1.0) Non-GAAP Cost of Revenue 23.8 22.4 23.7 23.8 26.1 Non-GAAP Gross Profit 46.5 44.8 41.9 48.3 66.2 Non-GAAP Gross Margin % 66% 67% 64% 67% 72% in millions USD (except %) 20